UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2009

Date of reporting period: January 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Small Cap Growth Portfolio

January 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 19, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the semi-annual reporting period ended January 31, 2009.

Investment Objective and Policies

This Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for the purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets. The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. The Portfolio invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum. The Portfolio may invest in foreign securities. When selecting securities, AllianceBernstein L.P. (the “Adviser”) typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a “bottom-up” stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in about 95-125 companies.

Investment Results

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index for the six- and 12-month periods ended January 31, 2009.

A wholesale flight to safety intensified throughout the period as evidence mounted that the global economy was entering a recession. Against this backdrop, The Portfolio suffered sharp declines and underperformed the benchmark for both the six- and 12-month periods ended January 31, 2009. Weakness was widespread, with all sectors—excluding the less economically sensitive health care sector—posting declines in excess of 30% during both the six- and 12-month periods.

Stock selection across the Portfolio was negatively impacted by the significant relative outperformance of slower growing companies throughout much of 2008, combined with the negative impact of redemption- induced hedge fund divestitures.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

Industrials were the largest source of underperformance in both periods, as the deteriorating global economy had a large negative impact on several holdings within this sector. Favorable sector allocations provided a modest benefit to relative returns for the six- and 12-month periods, as the Portfolio benefited from underweights in the very poor-performing industrial and financial sectors.

Market Review and Investment Strategy

The Standard & Poor’s Index return for the 12-month period ended January 31, 2009, was among the worst ever for a single year in the reported history of the index. During the period, the majority of the market damage was inflicted during the nine-week period following the September 15, 2008 collapse of Lehman Brothers to the market drop on November 20, 2008. Small cap growth investors were not spared from the carnage as the Russell 2000 Growth Index also suffered a near- record decline. Not only was it a horrendous year for absolute small-cap growth returns, but active managers within the space also strug gled because of the severe underperformance of the growth investment style and unique challenges related to the impact of hedge fund redemptions.

Sector allocations within the Portfolio changed modestly during the semi-annual period, as the Portfolio’s Small Cap Growth Investment Team (the “Team”) increased its overweight in consumer/commercial services and moved its energy exposure from a modest underweight to a small overweight. These purchases were funded by shifting an overweight in health care to a small underweight. The Portfolio’s largest overweights as of January 31, 2009, were consumer/commercial services and energy; the largest underweights were industrials and health care. Worth noting, active sector exposures have been reined in to below-average levels, as the Team seeks to better manage the Portfolio’s risk in the currently volatile environment. Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies whose earnings growth potential had been underestimated by the marketplace.

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio†
Class A	-39.19%	-39.96%

Class B*	-39.46%	-40.49%

Class C	-39.42%	-40.42%

Advisor Class**	-39.06%	-39.74%

Class R**	-39.16%	-39.93%

Class K**	-39.06%	-39.78%

Class I**	-38.99%	-39.56%

Russell 2000 Growth Index	-39.06%	-37.48%

†  Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the six-month and 12-month periods ended January 31, 2009, by 0.11% and 0.25%, respectively.

* Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. See Note A for additional information.

** Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-39.96%	-42.51%
5 Years	-5.44%	-6.26%
10 Years	-3.32%	-3.74%

Class B Shares
1 Year	-40.49%	-42.87%
5 Years	-6.22%	-6.22%
10 Years(a)	-3.94%	-3.94%

Class C Shares
1 Year	-40.42%	-41.02%
5 Years	-6.15%	-6.15%
10 Years	-4.06%	-4.06%

Advisor Class Shares†
1 Year	-39.74%	-39.74%
5 Years	-5.17%	-5.17%
10 Years	-3.02%	-3.02%

Class R Shares†
1 Year	-39.93%	-39.93%
Since Inception*	-8.40%	-8.40%

Class K Shares†
1 Year	-39.78%	-39.78%
Since Inception*	-8.17%	-8.17%

Class I Shares†
1 Year	-39.56%	-39.56%
Since Inception*	-7.83%	-7.83%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.58%, 2.40%, 2.34%, 1.31%, 1.64%, 1.40% and 1.01% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-47.47%
5 Years	-4.61%
10 Years	-3.25%

Class B Shares
1 Year	-47.82%
5 Years	-4.57%
10 Years(a)	-3.45%

Class C Shares
1 Year	-46.12%
5 Years	-4.51%
10 Years	-3.58%

Advisor Class Shares†
1 Year	-44.98%
5 Years	-3.52%
10 Years	-2.54%

Class R Shares†
1 Year	-45.15%
Since Inception*	-7.59%

Class K Shares†
1 Year	-45.02%
Since Inception*	-7.37%

Class I Shares†
1 Year	-44.82%
Since Inception*	-7.02%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2008		Ending Account Value January 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$608.09	$1,016.84	$6.73	$8.44
Class B	$1,000	$1,000	$605.38	$1,012.50	$10.20	$12.78
Class C	$1,000	$1,000	$605.81	$1,012.91	$9.88	$12.38
Advisor Class	$1,000	$1,000	$609.40	$1,018.25	$5.60	$7.02
Class R	$1,000	$1,000	$608.40	$1,016.99	$6.61	$8.29
Class K	$1,000	$1,000	$609.37	$1,018.25	$5.60	$7.02
Class I	$1,000	$1,000	$610.14	$1,019.86	$4.30	$5.40
*	Expenses are equal to the classes’ annualized expense ratios of 1.66%, 2.52%, 2.44%, 1.38%, 1.63%, 1.38% and 1.06%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $251.5

TEN LARGEST HOLDINGS**

January 31, 2009 (unaudited)

Company	U.S. $ Value	% of Net Assets
VistaPrint Ltd.	$4,156,350	1.7%
Genomic Health, Inc.	3,839,160	1.5
NetFlix, Inc.	3,819,998	1.5
NuVasive, Inc.	3,737,734	1.5
Alexion Pharmaceuticals, Inc.	3,664,878	1.5
Greenhill & Co., Inc.	3,660,626	1.5
IDEX Corp.	3,657,168	1.4
National CineMedia, Inc.	3,596,544	1.4
Masimo Corp.	3,571,222	1.4
SBA Communications Corp. – Class A	3,512,350	1.4
	$37,216,030	14.8%

*	All data are as of January 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Health Care – 24.9%
Biotechnology – 9.9%
Acorda Therapeutics, Inc.(a)	107,900	$2,646,787
Alexion Pharmaceuticals, Inc.(a)	99,400	3,664,878
Allos Therapeutics, Inc.(a)	281,500	2,204,145
BioMarin Pharmaceutical, Inc.(a)	113,900	2,193,714
Cougar Biotechnology, Inc.(a)	75,000	2,188,500
Genomic Health, Inc.(a)	179,400	3,839,160
Human Genome Sciences, Inc.(a)	355,200	642,912
Incyte Corp. Ltd.(a)	221,200	648,116
Onyx Pharmaceuticals, Inc.(a)	73,000	2,221,390
OSI Pharmaceuticals, Inc.(a)	56,000	1,993,600
Pharmasset, Inc.(a)	66,200	754,680
United Therapeutics Corp.(a)	27,400	1,861,830

		24,859,712

Health Care Equipment & Supplies – 5.2%
Abiomed, Inc.(a)	120,000	1,618,800
Immucor, Inc.(a)	124,300	3,444,353
Masimo Corp.(a)	128,600	3,571,222
Meridian Bioscience, Inc.	40,500	861,030
NuVasive, Inc.(a)	100,100	3,737,734

		13,233,139

Health Care Providers & Services – 5.5%
ATHENAHEALTH, Inc.(a)	43,000	1,551,440
CardioNet, Inc.(a)	119,600	2,712,528
HMS Holdings Corp.(a)	84,100	2,602,895
IPC The Hospitalist Co., Inc.(a)	76,400	1,462,296
LHC Group, Inc.(a)	98,700	2,626,407
Psychiatric Solutions, Inc.(a)	111,600	2,901,600

		13,857,166

Health Care Technology – 1.3%
MedAssets, Inc.(a)	229,000	3,334,240

Life Sciences Tools & Services – 2.4%
AMAG Pharmaceuticals, Inc.(a)	18,300	645,075
Icon PLC (Sponsored) (ADR)(a)	140,800	2,830,080
Illumina, Inc.(a)	90,300	2,470,608

		5,945,763

Pharmaceuticals – 0.6%
Alexza Pharmaceuticals, Inc.(a)	151,400	437,546
Optimer Pharmaceuticals, Inc.(a)	17,500	183,575
Questcor Pharmaceuticals, Inc.(a)	131,800	850,110

		1,471,231

		62,701,251

Information Technology – 22.6%
Communications Equipment – 2.5%
F5 Networks, Inc.(a)	144,700	3,207,999
Netgear, Inc.(a)	155,900	1,733,608

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Starent Networks Corp.(a)	95,200	$1,399,440

		6,341,047

Computers & Peripherals – 0.9%
3PAR, Inc.(a)	265,700	2,255,793

Internet Software & Services – 5.1%
Ariba, Inc.(a)	109,900	839,636
comScore, Inc.(a)	214,600	2,706,106
Constant Contact, Inc.(a)	155,200	2,369,904
Digital River, Inc.(a)	110,600	2,739,562
VistaPrint Ltd.(a)	181,500	4,156,350

		12,811,558

IT Services – 0.9%
CyberSource Corp.(a)	15,400	183,722
Global Payments, Inc.	56,200	1,950,702

		2,134,424

Semiconductors & Semiconductor Equipment – 5.3%
Atheros Communications, Inc.(a)	77,300	928,373
Cymer, Inc.(a)	54,800	1,117,920
Hittite Microwave Corp.(a)	72,720	1,863,086
Intellon Corp.(a)	342,090	1,214,420
MKS Instruments, Inc.(a)	89,800	1,261,690
ON Semiconductor Corp.(a)	632,759	2,638,605
PMC – Sierra, Inc.(a)	415,600	2,023,972
Verigy Ltd.(a)	262,500	2,181,375

		13,229,441

Software – 7.9%
Blackbaud, Inc.	155,900	1,735,167
Commvault Systems, Inc.(a)	164,420	2,181,853
Concur Technologies, Inc.(a)	50,400	1,244,376
Informatica Corp.(a)	166,540	2,125,050
MICROS Systems, Inc.(a)	97,220	1,399,968
Quest Software, Inc.(a)	158,700	1,978,989
Solera Holdings, Inc.(a)	133,300	3,211,197
SuccessFactors, Inc.(a)	294,500	1,981,985
Synopsys, Inc.(a)	173,300	3,206,050
THQ, Inc.(a)	227,550	898,823

		19,963,458

		56,735,721

Industrials – 17.6%
Aerospace & Defense – 1.3%
Hexcel Corp.(a)	385,300	3,194,137

Commercial Services & Supplies – 1.3%
Copart, Inc.(a)	20,200	486,618
Stericycle, Inc.(a)	58,860	2,879,431

		3,366,049

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.2%
Chicago Bridge & Iron Co. NV	40,200	$452,652

Electrical Equipment – 3.1%
Ametek, Inc.	107,000	3,419,720
Baldor Electric Co.	207,200	2,902,872
EnerSys(a)	177,700	1,618,847

		7,941,439

Machinery – 6.5%
Actuant Corp. – Class A	177,700	2,928,496
Bucyrus International, Inc. – Class A	164,700	2,552,850
Chart Industries, Inc.(a)	109,750	928,485
Colfax Corp.(a)	134,100	1,222,992
IDEX Corp.	161,750	3,657,168
Joy Global, Inc.	82,700	1,722,641
RBC Bearings, Inc.(a)	99,500	1,818,860
Valmont Industries, Inc.	38,300	1,554,214

		16,385,706

Marine – 0.7%
Kirby Corp.(a)	72,700	1,743,346

Professional Services – 2.9%
Duff & Phelps Corp. – Class A(a)	73,300	1,047,457
FTI Consulting, Inc.(a)	46,500	1,906,965
Huron Consulting Group, Inc.(a)	66,000	3,298,680
Navigant Consulting, Inc.(a)	69,800	1,000,234

		7,253,336

Road & Rail – 1.6%
Kansas City Southern(a)	112,200	2,037,552
Knight Transportation, Inc.	144,200	1,923,628

		3,961,180

		44,297,845

Consumer Discretionary – 17.4%
Diversified Consumer Services – 4.7%
American Public Education, Inc.(a)	57,100	2,236,036
Corinthian Colleges, Inc.(a)	185,200	3,459,536
K12, Inc.(a)	175,700	2,805,929
Strayer Education, Inc.	15,800	3,419,594

		11,921,095

Hotels, Restaurants & Leisure – 3.6%
Great Wolf Resorts, Inc.(a)	411,300	793,809
Orient-Express Hotels Ltd. – Class A	143,580	907,425
Panera Bread Co. – Class A(a)	61,100	2,870,478
Red Robin Gourmet Burgers, Inc.(a)	141,520	1,723,714
Texas Roadhouse, Inc. – Class A(a)	364,000	2,777,320

		9,072,746

Internet & Catalog Retail – 1.5%
NetFlix, Inc.(a)	105,700	3,819,998

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 2.2%
Morningstar, Inc.(a)	20,100	$696,867
National CineMedia, Inc.	356,800	3,596,544
RHI Entertainment, Inc.(a)	268,800	1,137,024

		5,430,435

Multiline Retail – 1.0%
Dollar Tree, Inc.(a)	58,300	2,489,993

Specialty Retail – 3.9%
American Eagle Outfitters, Inc.	284,100	2,559,741
Citi Trends, Inc.(a)	210,520	2,006,256
Dick’s Sporting Goods, Inc.(a)	188,300	2,073,183
hhgregg, Inc.(a)	20,100	162,810
Hibbett Sports, Inc.(a)	224,200	3,051,362

		9,853,352

Textiles, Apparel & Luxury Goods – 0.5%
Carter’s, Inc.(a)	74,900	1,272,551

		43,860,170

Energy – 8.2%
Energy Equipment & Services – 4.7%
Complete Production Services, Inc.(a)	270,300	1,732,623
Core Laboratories NV	26,830	1,802,707
Dril-Quip, Inc.(a)	19,300	472,850
FMC Technologies, Inc.(a)	54,500	1,612,655
Oceaneering International, Inc.(a)	76,100	2,622,406
Superior Energy Services, Inc.(a)	134,100	2,089,278
T-3 Energy Services, Inc. – Class 3(a)	17,000	216,750
Tesco Corp.(a)	132,400	1,316,056

		11,865,325

Oil, Gas & Consumable Fuels – 3.5%
Bill Barrett Corp.(a)	68,900	1,523,379
BPZ Resources, Inc.(a)	103,800	597,888
Cabot Oil & Gas Corp.	89,000	2,446,610
Concho Resources, Inc./Midland TX(a)	61,100	1,540,942
Newfield Exploration Co.(a)	67,700	1,299,163
Penn Virginia Corp.	64,000	1,318,400

		8,726,382

		20,591,707

Financials – 4.6%
Capital Markets – 4.6%
Affiliated Managers Group, Inc.(a)	65,200	2,620,388
Greenhill & Co., Inc.	56,300	3,660,626
KBW, Inc.(a)	127,600	2,396,328
optionsXpress Holdings, Inc.	42,020	457,598
Stifel Financial Corp.(a)	67,900	2,379,216

		11,514,156

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.8%
Diversified Telecommunication Services – 0.4%
Tw Telecom, Inc. – Class A(a)	148,000	$1,132,200

Wireless Telecommunication Services – 1.4%
SBA Communications Corp. – Class A(a)	176,500	3,512,350

		4,644,550

Materials – 1.2%
Chemicals – 1.2%
Calgon Carbon Corp.(a)	154,000	1,935,780
Ferro Corp.	260,800	1,032,768

		2,968,548

Total Common Stocks (cost $313,876,531)		247,313,948

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $4,014,233)	4,014,233	4,014,233

Total Investments – 99.9% (cost $317,890,764)		251,328,181
Other assets less liabilities – 0.1%		172,537

Net Assets – 100.0%		$251,500,718

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $313,876,531)	$247,313,948
Affiliated issuers (cost $4,014,233)	4,014,233
Receivable for investment securities sold	5,084,023
Receivable for capital stock sold	909,453
Dividends receivable	10,185

Total assets	257,331,842

Liabilities
Payable for investment securities purchased	4,459,434
Payable for capital stock redeemed	536,091
Advisory fee payable	475,999
Transfer Agent fee payable	88,956
Distribution fee payable	51,576
Administrative fee payable	44,845
Accrued expenses	174,223

Total liabilities	5,831,124

Net Assets	$251,500,718

Composition of Net Assets
Capital stock, at par	$31,282
Additional paid-in capital	519,500,358
Accumulated net investment loss	(1,744,554)
Accumulated net realized loss on investment transactions	(199,723,785)
Net unrealized depreciation on investments	(66,562,583)

$251,500,718

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$117,105,754	7,213,876	$16.23	*

B	$11,913,952	897,536	$13.27

C	$11,176,089	837,823	$13.34

Advisor	$13,799,228	819,155	$16.85

R	$2,032,624	125,346	$16.22

K	$3,829,163	233,825	$16.38

I	$91,643,908	5,513,350	$16.62

*	The maximum offering price per share for Class A shares was $16.95 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,813)	$448,595
Affiliated issuers	44,979	$493,574

Expenses
Advisory fee (see Note B)	971,910
Distribution fee—Class A	205,609
Distribution fee—Class B	84,456
Distribution fee—Class C	74,498
Distribution fee—Class R	4,932
Distribution fee—Class K	3,860
Transfer agency—Class A	365,491
Transfer agency—Class B	51,757
Transfer agency—Class C	39,675
Transfer agency—Advisor Class	48,053
Transfer agency—Class R	1,998
Transfer agency—Class K	3,088
Transfer agency—Class I	38,517
Custodian	105,507
Administrative	58,988
Printing	48,873
Registration fees	48,111
Audit	31,110
Directors’ fees	24,432
Legal	22,078
Miscellaneous	7,095

Total expenses	2,240,038
Less: expense offset arrangement (see Note B)	(1,910)

Net expenses		2,238,128

Net investment loss		(1,744,554)

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(38,026,179)
Net change in unrealized appreciation/depreciation of investments		(102,746,044)

Net loss on investment transactions		(140,772,223)

Net Decrease in Net Assets from Operations		$(142,516,777)

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,744,554)		$(3,860,332)
Net realized gain (loss) on investment transactions	(38,026,179)		17,006,937
Net change in unrealized appreciation/depreciation of investments	(102,746,044)		(46,205,716)
Contributions from Adviser (see Note B)	– 0	–	3,826

Net decrease in net assets from operations	(142,516,777)		(33,055,285)
Capital Stock Transactions
Net increase	33,100,296		12,937,044

Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	303,838

Total decrease	(109,416,481)		(19,814,403)

Net Assets
Beginning of period	360,917,199		380,731,602

End of period (including accumulated net investment loss of ($1,744,554) and ($0), respectively)	$251,500,718		$360,917,199

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), is a Maryland corporation. The Company currently has one series, AllianceBernstein Small Cap Growth Portfolio (the “Fund”) which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$251,328,181		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$251,328,181		$	– 0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation /depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the value of the net assets of the Fund at the close of business of the previous quarter. The fee is accrued daily and paid quarterly.

Pursuant to the investment advisory agreement, the Fund paid $58,988 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $295,015 for the six months ended January 31, 2009.

For the six months ended January 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $1,910 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,185 from the sale of Class A shares and received $1,628, $7,181 and $1,004 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

Government STIF Portfolio for the six months ended January 31, 2009 is as follows:

Market Value July 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value January 31, 2009 (000)
$ 8,749	$83,490	$88,225	$45	$4,014

Brokerage commissions paid on investment transactions for the six months ended January 31, 2009 amounted to $403,347, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,548,826, $2,351,191, $56,104 and $26,137 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$181,169,436		$149,567,457
U.S. government securities	– 0	–	– 0	–

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$10,754,657
Gross unrealized depreciation	(77,317,240)

Net unrealized depreciation	$(66,562,583)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. During the six months ended January 31, 2009, the Fund did not engage in securities lending.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008	Six Months Ended January 31, 2009 (unaudited)	Year Ended July 31, 2008

Class A
Shares sold	489,702	1,237,954	$9,399,204	$35,303,016

Shares converted from Class B	80,518	281,675	1,595,579	8,115,918

Shares redeemed	(1,066,940)	(1,979,857)	(20,524,815)	(56,750,738)

Net decrease	(496,720)	(460,228)	$(9,530,032)	$(13,331,804)

Class B
Shares sold	49,396	86,148	$865,839	$2,044,195

Shares converted to Class A	(98,306)	(341,479)	(1,595,579)	(8,115,918)

Shares redeemed	(142,297)	(340,822)	(2,396,107)	(8,089,768)

Net decrease	(191,207)	(596,153)	$(3,125,847)	$(14,161,491)

Class C
Shares sold	107,235	88,317	$1,645,062	$2,109,946

Shares redeemed	(170,411)	(278,016)	(2,596,040)	(6,555,999)

Net decrease	(63,176)	(189,699)	$(950,978)	$(4,446,053)

Advisor Class
Shares sold	165,242	308,099	$3,914,193	$8,725,691

Shares redeemed	(301,739)	(216,926)	(5,671,745)	(6,398,579)

Net increase (decrease)	(136,497)	91,173	$(1,757,552)	$2,327,112

Class R
Shares sold	50,007	64,152	$953,599	$1,763,137

Shares redeemed	(7,087)	(18,489)	(134,979)	(505,131)

Net increase	42,920	45,663	$818,620	$1,258,006

Class K
Shares sold	146,322	97,116	$2,800,827	$2,806,653

Shares redeemed	(31,522)	(24,037)	(668,447)	(660,187)

Net increase	114,800	73,079	$2,132,380	$2,146,466

Class I
Shares sold	3,248,121	2,401,617	$57,396,928	$65,664,506

Shares redeemed	(656,670)	(895,420)	(11,883,223)	(26,519,698)

Net increase	2,591,451	1,506,197	$45,513,705	$39,144,808

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

For the year ended July 31, 2008, the Fund received $303,838, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2009.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2009 will be determined at the end of the current fiscal year. As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(156,444,958	)(a)
Unrealized appreciation/(depreciation)	30,930,813	(b)

Total accumulated earnings/(deficit)	$(125,514,145)

(a)

On July 31, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $156,444,958 of which $9,985,259 expires in the year 2010 and $146,459,699 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $16,164,926.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 26.69		$ 29.55		$ 24.06		$ 23.85		$ 19.70		$ 17.30

Income From Investment Operations
Net investment loss(a)	(.13)		(.31)		(.32)		(.34)		(.30	)(b)	(.33	)(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(10.33)		(2.55)		5.81		.55		4.45		2.73
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(10.46)		(2.86)		5.49		.21		4.15		2.40

Net asset value, end of period	$ 16.23		$ 26.69		$ 29.55		$ 24.06		$ 23.85		$ 19.70

Total Return
Total investment return based on net asset value(e)	(39.19	)%*	(9.68	)%*	22.82%		.88%		21.07%		13.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,106		$205,802		$241,424		$217,106		$207,873		$185,906
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.66	%(f)	1.58	%(g)	1.56	%(g)	1.68	%(g)(h)	1.60%		1.85%
Expenses, before waivers/reimbursements	1.66	%(f)	1.58	%(g)	1.56	%(g)	1.68	%(g)(h)	1.63%		2.01%
Net investment loss	(1.32	)%(f)	(1.07)%		(1.17)%		(1.35	)%(h)	(1.37	)%(b)	(1.67	)%(b)(c)
Portfolio turnover rate	52%		100%		72%		79%		82%		94%

See footnote summary on page 35.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 21.92		$ 24.48		$ 20.10		$ 20.08		$ 16.72		$ 14.80

Income From Investment Operations
Net investment loss(a)	(.18)		(.44)		(.45)		(.46)		(.39	)(b)	(.42	)(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(8.47)		(2.12)		4.83		.48		3.75		2.34
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.65)		(2.56)		4.38		.02		3.36		1.92

Net asset value, end of period	$ 13.27		$ 21.92		$ 24.48		$ 20.10		$ 20.08		$ 16.72

Total Return
Total investment return based on net asset value(e)	(39.46	)%*	(10.46	)%*	21.79%		.10%		20.10%		12.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,914		$23,869		$41,240		$68,340		$121,348		$152,031
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.52	%(f)	2.40	%(g)	2.39	%(g)	2.50	%(g)(h)	2.40%		2.65%
Expenses, before waivers/reimbursements	2.52	%(f)	2.40	%(g)	2.39	%(g)	2.50	%(g)(h)	2.43%		2.81%
Net investment loss	(2.18	)%(f)	(1.87)%		(2.01)%		(2.17	)%(h)	(2.17	)%(b)	(2.47	)%(b)(c)
Portfolio turnover rate	52%		100%		72%		79%		82%		94%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 22.02		$ 24.56		$ 20.16		$ 20.13		$ 16.75		$ 14.82

Income From Investment Operations
Net investment loss(a)	(.18)		(.43)		(.44)		(.45)		(.39	)(b)	(.42	)(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(8.50)		(2.11)		4.84		.48		3.77		2.35
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.68)		(2.54)		4.40		.03		3.38		1.93

Net asset value, end of period	$ 13.34		$ 22.02		$ 24.56		$ 20.16		$ 20.13		$ 16.75

Total Return
Total investment return based on net asset value(e)	(39.42	)%*	(10.34	)%*	21.83%		.15%		20.18%		13.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,176		$19,840		$26,790		$30,008		$32,895		$35,410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.44	%(f)	2.34	%(g)	2.32	%(g)	2.43	%(g)(h)	2.36%		2.61%
Expenses, before waivers/reimbursements	2.44	%(f)	2.34	%(g)	2.32	%(g)	2.43	%(g)(h)	2.39%		2.77%
Net investment loss	(2.10	)%(f)	(1.83)%		(1.94)%		(2.11	)%(h)	(2.12	)%(b)	(2.43	)%(b)(c)
Portfolio turnover rate	52%		100%		72%		79%		82%		94%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 27.65		$ 30.52		$ 24.79		$ 24.51		$ 20.19		$ 17.68

Income From Investment Operations
Net investment loss(a)	(.11)		(.24)		(.26)		(.28)		(.25	)(b)	(.29	)(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(10.69)		(2.63)		5.99		.56		4.57		2.80
Contributions from Adviser	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(10.80)		(2.87)		5.73		.28		4.32		2.51

Net asset value, end of period	$ 16.85		$ 27.65		$ 30.52		$ 24.79		$ 24.51		$ 20.19

Total Return
Total investment return based on net asset value(e)	(39.06	)%*	(9.40	)%*	23.12%		1.14%		21.40%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,799		$26,423		$26,387		$22,396		$15,342		$7,921
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.38	%(f)	1.31	%(g)	1.29	%(g)	1.39	%(g)(h)	1.34%		1.59%
Expenses, before waivers/reimbursements	1.38	%(f)	1.31	%(g)	1.29	%(g)	1.39	%(g)(h)	1.37%		1.74%
Net investment loss	(1.04	)%(f)	(.81)%		(.90)%		(1.07	)%(h)	(1.11	)%(b)	(1.41	)%(b)(c)
Portfolio turnover rate	52%		100%		72%		79%		82%		94%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,					March 1, 2005(i) to July 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 26.66		$ 29.52	$ 24.06		$ 23.86		$ 22.88

Income From Investment Operations
Net investment loss(a)	(.13)		(.33)	(.35)		(.16)		(.12)
Net realized and unrealized gain (loss) on investment transactions	(10.31)		(2.53)	5.81		.36		1.10
Contributions from Adviser	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(10.44)		(2.86)	5.46		.20		.98

Net asset value, end of period	$ 16.22		$ 26.66	$ 29.52		$ 24.06		$ 23.86

Total Return
Total investment return based on net asset value(e)	(39.16	)%*	(9.69)%*	22.69%		.84%		4.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,033		$2,197	$1,085		$428		$11
Ratio to average net assets of:
Expenses	1.63	%(f)	1.64%	1.64	%(g)	1.80	%(g)(h)	1.56	%(f)
Net investment loss	(1.28	)%(f)	(1.19)%	(1.24)%		(1.28	)%(h)	(1.37	)%(f)
Portfolio turnover rate	52%		100%	72%		79%		82%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,					March 1, 2005(i) to July 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 26.88		$ 29.70	$ 24.15		$ 23.89		$ 22.88

Income From Investment Operations
Net investment loss(a)	(.10)		(.26)	(.23)		(.24)		(.10)
Net realized and unrealized gain (loss) on investment transactions	(10.40)		(2.56)	5.78		.50		1.11
Contributions from Adviser	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(10.50)		(2.82)	5.55		.26		1.01

Net asset value, end of period	$ 16.38		$ 26.88	$ 29.70		$ 24.15		$ 23.89

Total Return
Total investment return based on net asset value(e)	(39.06	)%*	(9.50)%*	22.98%		1.09%		4.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,829		$3,199	$1,365		$479		$11
Ratio to average net assets of:
Expenses	1.38	%(f)	1.40%	1.31	%(g)	1.39	%(g)(h)	1.29	%(f)
Net investment loss	(1.05	)%(f)	(.93)%	(.88)%		(.97	)%(h)	(1.09	)%(f)
Portfolio turnover rate	52%		100%	72%		79%		82%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2009 (unaudited)		Year Ended July 31,					March 1, 2005(i) to July 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 27.24		$ 29.98	$ 24.28		$ 23.91		$ 22.88

Income From Investment Operations
Net investment loss(a)	(.07)		(.15)	(.15)		(.18)		(.06)
Net realized and unrealized gain (loss) on investment transactions	(10.55)		(2.59)	5.85		.55		1.09
Contributions from Adviser	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(10.62)		(2.74)	5.70		.37		1.03

Net asset value, end of period	$ 16.62		$ 27.24	$ 29.98		$ 24.28		$ 23.91

Total Return
Total investment return based on net asset value(e)	(38.99	)%*	(9.14)%*	23.48%		1.55%		4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,644		$79,587	$42,441		$24,644		$19,981
Ratio to average net assets of:
Expenses	1.06	%(f)	1.01%	.95	%(g)	1.03	%(g)(h)	1.36	%(f)
Net investment loss	(.71	)%(f)	(.50)%	(.56)%		(.71	)%(h)	(1.16	)%(f)
Portfolio turnover rate	52%		100%	72%		79%		82%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.57%	1.53%	1.66%
Class B	2.39%	2.36%	2.49%
Class C	2.33%	2.29%	2.42%
Advisor Class	1.30%	1.26%	1.38%
Class R	—	1.60%	1.78%
Class K	—	1.28%	1.38%
Class I	—	.92%	1.02%

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by .11% and .04% for the six months ended January 31, 2009 and year ended July 31, 2008, respectively.

See notes to financial statements

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Senior Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Bruce Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund’s Portfolio.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE RATIOS, & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Net Assets 02/29/08 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$297.8	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $110,960 (0.03% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:

Portfolio	Total Expense Ratio[5]		Fiscal Year End
Small Cap Growth Portfolio	Advisor	1.24%	July 31
	Class A	1.51%
	Class B	2.33%
	Class C	2.27%
	Class R	1.56%
	Class K	1.32%
	Class I	0.94%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees of the Portfolio are based on the percent of the Portfolio’s net assets at quarter end and are paid on a quarterly basis.

5	Annualized.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 29, 2008 net assets:

Portfolio	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$297.8	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum account size: $25m	0.809%	0.750%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Portfolio	AVPS Portfolio	Fee Schedule[8]	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 29, 2008 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Client #1[9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.600%	0.750%

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% thereafter	0.609%	0.750%

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The advisory fees of AVPS Small Cap Growth Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to the Portfolio, whose fees are based on the Portfolio’s net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

9	This is the fee schedule of a fund managed by an affiliate of the Adviser. Assets are aggregated with other similar sub-advised funds for purposes of calculating the investment advisory fee.

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.913	1/16

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee rate does not reflect any expense reimbursement payments made by a Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.530	1.475	12/16	1.481	52/85

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $4,492, $1,472,024 and $52,193 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $677,746 in fees from the Portfolio.16

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $116,886 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

(“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile range of their comparable peers.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2008.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-2.14	-2.32	-2.96	8/16	42/103
3 year	6.09	6.22	5.51	9/16	36/82
5 year	14.83	14.53	13.40	7/16	21/73
10 year	1.10	8.56	6.35	10/10	42/44

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by the Adviser. Lipper maintains its own database for the performance of the Portfolio. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	-2.14	6.09	14.83	1.10	9.90	23.58	0.01	10
Russell 2000 Growth Index	-4.55	6.32	14.91	3.46	N/A	25.45	0.12	10
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

AllianceBernstein Family of Funds

NOTES

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas New York, NY 10105 800.221.5672

SCGF-0152-0109

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 27, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	March 27, 2009